SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2007,

                            VULCAN MATERIALS COMPANY
             (Exact name of registrant as specified in its charter)


        New Jersey                   I-4033                   63-0366371
     (State or other        (Commission File Number)        (IRS Employer
       jurisdiction                                      Identification No.)
    of incorporation)

                             1200 Urban Center Drive
                            Birmingham, Alabama 35242
               (Address of principal executive offices) (zip code)

                                 (205) 298-3000
               Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

           On October 12, 2007, the Company issued a press release regarding the settlement of certain litigation in a state court in San Francisco, California. The press release is attached as an exhibit.

Item 9.01  Financial Statements and Exhibits.
           (c)    Exhibits:
                  Exhibit No.   Description
                  -----------   -----------
                      99.1      Press Release dated October 12, 2007.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                    VULCAN MATERIALS COMPANY
                                        (Registrant)

                                  By: /s/William F. Denson, III
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Dated:   October 12, 2007               William F. Denson, III